UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 1, 2004

The Toro Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8111 Lyndale Avenue South, Bloomington, Minnesota		55420
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952-888-8801

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to The Toro Company 2000 Directors Stock Plan, on November 1, 2004, the first day of Toro's fiscal 2005, The Toro Company automatically granted to each nonemployee director a nonqualified option to purchase 2000 shares of Toro Common Stock at $67.87, the fair market value of Common Stock on November 1, 2004, on terms and conditions set forth in the Plan. A form of the stock option agreement is Exhibit A to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
No. Description

1. Form of Stock Option Agreement between The Toro Company and its nonemployee directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Toro Company

November 4, 2004	By:	J. Lawrence McIntyre

Name: J. Lawrence McIntyre
Title: Vice President, Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

1	Form of Stock Option Agreement between The Toro Company and its nonemployee directors.